UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2014

SOLARIS POWER CELLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-3386352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3111 E. Taqhuitz Canyon Way, Palm Springs, California, 92262
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 760-600-5272

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2014 we entered into an amendment agreement with Vincent Palmieri amending the employment agreement dated August 23, 2013 to remove the restriction that Mr. Palmieri not be employed by other business ventures.

A copy of the Amendment Agreement is filed as an exhibit to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
10.1	Amendment to Employment Agreement with Vincent Palmieri dated January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS, INC.

By: _____________________
Authorized Signatory

January 22, 2014